Note 4 - Leases - Lease Cost and Other Information About Leases (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Operating lease cost	$ 535	$ 372
Short-term lease cost	4	21
Net lease cost	$ 539	$ 393
Operating Leases, Weighted average remaining lease term (Year)	11 years 3 months 21 days	11 years 9 months 14 days
Operating Leases, Weighted average discount rate	4.00%	4.00%
Operating cash flows related to operating leases	$ 426	$ 360